UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
December 11, 2008
CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)
1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 335-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Amendment of 2005 Note Agreement. On December 11, 2008, Cash America International, Inc. (the “Company”) and holders of the Company’s 6.12% Senior Notes due December 28, 2015 amended the Note Agreement dated as of December 28, 2005. The amendment changed the maturity date of the 6.12% Senior Notes from December 28, 2015 to December 28, 2012, and changed the schedule of payments of principal amounts of the 6.12% Senior Notes so that principal amounts of the Notes (or, in the case any prepayment has occurred, such lesser principal amount of the Notes as shall then be outstanding) shall be payable in the following amounts (i) $13,333,333.34 on December 28, 2010, (ii) $10,000,000 on December 28, 2011, (iii) $3,333,333.34 on March 31, 2012, and (iv) $13,333,333.34 (or such other principal amount thereof as then remains unpaid) at their stated maturity on December 28, 2012. The amendment was not in response to a default or a potential default under the Notes.
Statement Regarding Forward Looking Information
     This report contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in consumer credit, tax and other laws and governmental rules and regulations applicable to the Company’s business, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate any newly acquired businesses into the Company’s operations and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: December 17, 2008	By:	/s/ J. Curtis Linscott
J. Curtis Linscott, Executive Vice President
General Counsel and Secretary